SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: August 18, 1997
                        (Date of earliest event reported)

                The WMC Mortgage Loan Pass-Through Certificates,
                 Series 1997-1 issued pursuant to a Pooling and
                         Servicing Agreement dated as of
            August 1, 1997 among Credit Suisse First Boston Mortgage
                                Securities Corp.,
           WMC Mortgage Corp., as services and The First National Bank of Chicago, as Trustee


              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of Registrant as specified in its charter)

          Delaware                   333-29239
   (State of Incorporation)     (Commission File No.)   (I.R.S. Employer
                                                        Identification No.)

         11 Madison Avenue
         New York, New York                               10010-3629
                                                         (Zip Code)


       Registrant's Telephone Number, Including Area Code: (212) 325-2000

Item 5.           OTHER EVENTS

FILING OF COMPUTATIONAL MATERIALS.

     Pursuant to Rule 424(b) under the Securities Act of 1933, as amended, Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to WMC Mortgage Loan Pass-Through Certificates, Series 1997-1.

     In connection with the offering of the WMC Mortgage Loan Pass-Through Certificates, Series 1997-1, Credit Suisse First Boston Corporation prepared certain materials (the "Computational Materials") which were distributed by Credit Suisse First Boston Corporation and Bear, Stearns & Co. Inc. (the "Underwriters") to their potential investors. WMC Mortgage Corp. provided the Depositor and the Underwriters with certain information regarding the characteristics of the mortgage loans in the related portfolio, and the Depositor did not participate in the preparation of the Computational Materials. The Computational Materials are attached hereto as Exhibit 99.1.



Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.

(c)      Exhibits:

              EXHIBIT NO.

              99.1     Computational Materials of Credit
                       Suisse First Boston  Corporation and
                       Bear, Stearns & Co. Inc.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CREDIT SUISSE FIRST BOSTON
                                      MORTGAGE SECURITIES CORP.



                                      By: /S/ NITA S. CHERRY
                                          Name:  Nita S. Cherry
                                          Title: Vice President

August 20,1997

                                  EXHIBIT INDEX


EXHIBIT NUMBER        DESCRIPTION

    99.1              Computational Materials of Credit Suisse
                      First Boston  Corporation  and Bear,
                      Stearns & Co. Inc.